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                                                                   EXHIBIT (31)a

                    Certification of Chief Executive Officer
            Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Zev Weiss, certify that:

1. I have reviewed this Annual Report on Form 10-K of American Greetings Corporation;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of American Greetings Corporation as of, and for, the periods presented in this report;

4. American Greetings Corporation's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for American Greetings Corporation and have:

            a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to American Greetings Corporation, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

            b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

            c) Evaluated the effectiveness of American Greetings Corporation's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

            d) Disclosed in this report any change in American Greetings Corporation's internal control over financial reporting that occurred during the fourth quarter that has materially affected, or is reasonably likely to materially affect, American Greetings Corporation's internal control over financial reporting;

5. American Greetings Corporation's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to American Greetings

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      Corporation's auditors and the audit committee of American Greetings
      Corporation's board of directors:

            a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect American Greetings Corporation's ability to record, process, summarize and report financial information; and

            b) Any fraud, whether or not material, that involves management or other employees who have a significant role in American Greetings Corporation's internal control over financial reporting.

May 11, 2005                                /s/ Zev Weiss
                                            ----------------------------
                                            Zev Weiss
                                            Chief Executive Officer
                                            (principal executive officer)